Commitments and contingencies - Ocampo Property (Details) (USD $)	Sep. 29, 2011
Commitments and contingencies - Ocampo Property
Duration of letter of intent	90
To acquire mining concessions covering approximately area	570
To acquire a fixed % interest in mining concessions	70.00%
Amount paid for signing Letter of Intent	$ 12,500